UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2013

KONARED CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-176429	99-0366971
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2829 Ala Kalani Kaumaka St., Suite F-133, Koloa, HI 96756
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 808.212.1553

N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure under this item is included under item 5.02 and is incorporated by reference.

Item 3.02.   Unregistered Sales of Equity Securities.

The disclosure under this item is included under item 5.02 and is incorporated by reference.

Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

Effective December 12, 2013 our board of directors adopted and approved the 2013 Stock Incentive Plan. The purpose of the option plan is to enhance the long-term stockholder value of our company by offering opportunities to our directors, officers, key employees, independent contractors and consultants to acquire and maintain stock ownership in our company in order to give these persons the opportunity to participate in our company’s growth and success, and to encourage them to remain in the service of our company. A total of 11,000,000 shares of our common stock are available for issuance under the stock option plan.

For the full text of the stock option plan, please see Exhibit 99.1 to this current report on Form 8-K.

Pursuant to existing employment agreements, we agreed to grant stock options pursuant to our 2013 Stock Option Plan to our Chief Executive Officer and one of our directors for the option to purchase an aggregate of 2,000,000 shares of our common stock at an exercise price of $0.45 per share, exercisable until December 12, 2013.  The options will vest immediately.

Effective December 12, 2013, we agreed to grant stock options pursuant to our 2013 Stock Option Plan to our Chief Financial Officer and director for the option to purchase an aggregate of 1,000,000 shares of our common stock at an exercise price of $0.74 per share, exercisable until December 12, 2013.  The options will vest immediately.

In January, 2014, we agreed to grant stock options pursuant to our 2013 Stock Option Plan to one of our directors for the option to purchase an aggregate of 750,000 shares of our common stock at the market price on the date of issuance.  The options will vest immediately.

We issued securities to three U.S. persons, each of whom was an accredited investor (as that term is defined in Rule 501 of Regulation D, promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and in issuing these units to this investor we relied on the registration exemption provided for in Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

We issued securities to one non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933 (the “1933 Act”)) in offshore transactions relying on Regulation S and/or Section 4(a)(2) of the 1933 Act.

Item 9.01	Financial Statements and Exhibits.
10.1	Form of Stock Option Agreement (US persons)
10.2	Form of Stock Option Agreement (non-US persons)
99.1	2013 Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONARED CORPORATION

/s/ Shaun Roberts
Shaun Roberts
President, Chief Executive Officer and Director

January 10, 2014